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                                                                    Exhibit 10.4

[MAAX LOGO]                                                         CONFIDENTIAL

CORPORATE

                              LETTER OF EMPLOYMENT
                      (EFFECTIVE AT CLOSING, JUNE 4, 2004)

DATE:                MAY 3, 2004

NAME:                BENOIT BOUTET

POSITION:            VP CORPORATE CONTROLLER

PLACE OF EMPLOYMENT: MONTREAL HEAD OFFICE, QUEBEC, CANADA

JOB RESPONSIBILITIES

-     Sector Controllers FI and CO report to VP Corporate Controller;

-     Responsible for the control and reporting function of MAAX;

-     Produces monthly, quarterly and annual consolidated financial statements;

-     Coordinates the budgeting and business planning process;

- Responsible for the design and implementation of an adequate management accounting system;

- Supports senior management in the monitoring and evaluation of business performance;

- Supports the CFO in the negotiation and implementation of financing strategies;

-     Recommends and implements financial risk management strategies;

-     Provides support in the acquisition and divestment of companies;

-     Manages our insurance program;

-     Coordinates tax planning and filing process;

- Supervises all plant, division and corporate controllers who report directly to him;

HEAD OFFICE
640, Route Cameron
Sainte-Marie, Quebec G6E 1B2 Canada
Tel.: (418) 387-4155
Fax: (418) 386-4520

LETTER OF EMPLOYMENT - BENOIT BOUTET

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[MAAX LOGO]

CORPORATE

-     Member of the Executive Committee;

-     Reports directly to the EVP and CFO.

REMUNERATION

-     Annual salary of one hundred seventy-five thousand (175,000$) dollars;

- Potential to receive an annual cash bonus of up to 50% of his annual base salary (The maximum bonus amount). MAAX bonus program is based on three components:

      -     MAAXConso EBITDA for 40% of maximum bonus amount;

      -     MAAX Conso Working Capital for 40% of maximum bonus amount;

      -     Company objectives for 20% of maximum bonus amount.

-     Annual review based on your performance and the Company's performance.

CAR POLICY

- You are entitled to a company vehicle of forty-five thousand (45,000$) dollars value. The Company will reimburse all expenses related to this vehicle.

SHARE OPTIONS

- Executive will be allocated 2% of the total options available under the Company's Share Options Plan (8% of the initial capitalization of the Company) based on a recommendation by CEO and approved by the Board of Directors. Such options will have an exercise price equal to the purchase price per share paid by Childs, Borealis and OMERS for their shares at the closing. 30% of the options granted under the plan will vest ratably over five (5) years (20% per year). 70% of the options granted under the plan are performance-vesting options. See Company Share Option Program for details.

HEAD OFFICE
640, Route Cameron
Sainte-Marie, Quebec G6E 1B2 Canada
Tel.: (418) 387-4155
Fax: (418) 386-4520

LETTER OF EMPLOYMENT - BENOIT BOUTET

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[MAAX LOGO]

CORPORATE

OTHER BENEFITS

- Entitled to participate in all health life, disability, sick leave and other benefits made available by the Company;

-     Contribution to the MAAX retirement plan, which is 4% of annual salary;

-     Entitled to four (4) weeks paid vacation per year.

TERMINATION WITHOUT CAUSE

- If the Company terminates your employment without cause, you will receive one-year base salary severance package.

INVESTMENT - EQUITY PARTICIPATION IN NEWCO

- You are entitled to invest in Newco by acquiring the same class of shares of the Company at the same purchase price as all shareholders;

- You are authorized to rollover your proceeds from the current MAAX Stock Option Plan which represents ten thousand (10,000) options at a value of one hundred thirty-two thousand five hundred (132,500$) dollars;

- You will receive a separate letter regarding the instructions to roll over or exercise your options. Please confirm by May 7, 2004;

- You are welcome to add a further investment if you choose so. Please advise by May 7, 2004.

STE-MARIE, _____________________ 2004

/s/ Andre Heroux                        /s/ Benoit Boutet
--------------------------------------  --------------------------------------
Andre Heroux                            Benoit Boutet
President and CEO                       VP Corporate Controller

HEAD OFFICE
640, Route Cameron
Sainte-Marie, Quebec G6E 1B2 Canada
Tel.: (418) 387-4155
Fax: (418) 386-4520

LETTER OF EMPLOYMENT - BENOIT BOUTET

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